UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): October 12, 2004


                              CIT RV Trust 1999 - A
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     000 - 26163               36 -4294964
 (State or other jurisdiction  (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)



1 CIT Drive
Livingston, New Jersey                                        07039-5703
(Address of principal executive offices and zip code)         (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000

                     c/o The CIT Group/Sales Financing, Inc.
                                   1 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP / SALES FINANCING,
                                            INC., as Servicer

                                            By:  /s/ Barbara Callahan
                                                -------------------------------
                                            Name:  Barbara Callahan
                                            Title: Vice President


Dated:   October 12, 2004

                                                CIT RV TRUST 1999-A
                                              Cutoff Date: 6/30/2004

                                     GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                            % OF CONTRACT                                            % OF CONTRACT
                                      NUMBER OF            POOL BY NUMBER         AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                                CONTRACTS AS OF        OF CONTRACTS AS OF         BALANCE OUTSTANDING          BALANCE OUTSTANDING
STATE                              CUT-OFF DATE              CUT-OFF DATE          AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
-----                              ------------              ------------          ------------------           ------------------

Alabama                                      64                      1.45%                $2,673,298.45                      1.84%
Alaska                                        7                      0.16%                      566,536                      0.39%
Arizona                                     199                      4.51%                    7,062,354                      4.87%
Arkansas                                    112                      2.54%                    2,977,938                      2.05%
California                                  691                     15.67%                   20,166,371                     13.90%
Colorado                                    108                      2.45%                    4,071,705                      2.81%
Connecticut                                  33                      0.75%                    1,019,595                      0.70%
Delaware                                      7                      0.16%                      245,817                      0.17%
District of Columbia                          1                      0.02%                       63,793                      0.04%
Florida                                     290                      6.58%                   11,769,906                      8.11%
Georgia                                     100                      2.27%                    3,062,760                      2.11%
Hawaii                                        4                      0.09%                      151,547                      0.10%
Idaho                                        22                      0.50%                    1,081,902                      0.75%
Illinois                                    111                      2.52%                    3,773,741                      2.60%
Indiana                                      42                      0.95%                    1,043,113                      0.72%
Iowa                                         15                      0.34%                      437,176                      0.30%
Kansas                                       84                      1.90%                    1,736,675                      1.20%
Kentucky                                     16                      0.36%                      679,140                      0.47%
Louisiana                                    48                      1.09%                    1,648,492                      1.14%
Maine                                        14                      0.32%                      329,343                      0.23%
Maryland                                     52                      1.18%                    1,425,084                      0.98%
Massachusetts                                56                      1.27%                    1,439,810                      0.99%
Michigan                                     36                      0.82%                    2,125,527                      1.47%
Minnesota                                    28                      0.63%                    1,751,234                      1.21%
Mississippi                                  43                      0.98%                    1,001,558                      0.69%
Missouri                                    187                      4.24%                    5,216,152                      3.60%
Montana                                      14                      0.32%                      516,652                      0.36%
Nebraska                                     17                      0.39%                      506,537                      0.35%
Nevada                                       80                      1.81%                    2,471,292                      1.70%
New Hampshire                                24                      0.54%                      727,164                      0.50%
New Jersery                                  61                      1.38%                    2,050,152                      1.41%
New Mexico                                   41                      0.93%                    1,411,453                      0.97%
New York                                    130                      2.95%                    5,227,504                      3.60%
North Carolina                               88                      2.00%                    2,612,463                      1.80%
North Dakota                                  4                      0.09%                       31,379                      0.02%
Ohio                                         45                      1.02%                    2,080,388                      1.43%
Oklahoma                                    177                      4.01%                    4,300,237                      2.96%
Oregon                                      114                      2.59%                    4,782,763                      3.30%
Other (2)                                     4                      0.09%                      135,024                      0.09%
Pennsylvania                                 82                      1.86%                    3,023,619                      2.08%
Rhode Island                                 18                      0.41%                      505,733                      0.35%
South Carolina                               45                      1.02%                    1,470,944                      1.01%
South Dakota                                  8                      0.18%                      358,026                      0.25%
Tennessee                                    67                      1.52%                    2,182,981                      1.50%
Texas                                       730                     16.55%                   21,138,436                     14.57%
Utah                                         16                      0.36%                      925,710                      0.64%
Vermont                                       9                      0.20%                      659,762                      0.45%
Virginia                                     43                      0.98%                    1,744,564                      1.20%
Washington                                  170                      3.85%                    7,091,534                      4.89%
West Virginia                                 9                      0.20%                      208,782                      0.14%
Wisconsin                                    30                      0.68%                      904,532                      0.62%
Wyoming                                      14                      0.32%                      466,682                      0.32%
                                 -------------------------------------------------------------------------------------------------
                                          4,410                    100.00%              $145,054,881.48                    100.00%
                                 ==================================================================================================

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations


                                              RANGE OF CONTRACT RATES

                                                                 % OF CONTRACT                                       % OF CONTRACT
                                          NUMBER OF             POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
RANGE OF                            CONTRACTS AS OF         OF CONTRACTS AS OF        BALANCE OUTSTANDING      BALANCE OUTSTANDING
CONTRACT RATES                         CUT-OFF DATE               CUT-OFF DATE         AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
--------------                         ------------               ------------         ------------------       ------------------

0.00%  -  7.49%(1)                           8                      0.18%                $401,989.27                    0.28%
7.50%  -  7.99%                            223                      5.06%                 19,506,752                   13.45%
8.00%  -  8.99%                          1,005                     22.79%                 59,204,397                   40.82%
9.00%  -  9.99%                          1,255                     28.46%                 36,828,605                   25.39%
10.00% - 10.99%                            826                     18.73%                 15,427,636                   10.64%
11.00% - 11.99%                            500                     11.34%                  7,031,538                    4.85%
12.00% - 12.99%                            295                      6.69%                  3,444,182                    2.37%
13.00% - 13.99%                            164                      3.72%                  1,870,925                    1.29%
14.00% - 14.99%                             88                      2.00%                    869,122                    0.60%
15.00% - 15.99%                             20                      0.45%                    166,800                    0.11%
16.00% - 16.99%                             11                      0.25%                    142,617                    0.10%
17.00% - 17.99%                              8                      0.18%                    103,106                    0.07%
18.00% - 18.99%                              6                      0.14%                     48,856                    0.03%
20.00% - 20.99%                              1                      0.02%                      8,356                    0.01%
                             ------------------------------------------------------------------------------------------------------
                                         4,410                    100.00%               $145,054,881                  100.00%
                             ======================================================================================================

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.


                                           RANGE OF REMAINING MATURITIES

                                                                 % OF CONTRACT                                         % OF CONTRACT
                                          NUMBER OF             POOL BY NUMBER        AGGREGATE PRINCIPAL          POOL BY PRINCIPAL
RANGE OF REMAINING                  CONTRACTS AS OF         OF CONTRACTS AS OF        BALANCE OUTSTANDING        BALANCE OUTSTANDING
MATURITIES IN MONTHS                   CUT-OFF DATE               CUT-OFF DATE         AS OF CUT-OFF DATE         AS OF CUT-OFF DATE
--------------------                   ------------               ------------         ------------------         ------------------

   0 - 12 months                            59                      1.34%                    $67,406                      0.05%
  13 - 24 months                           170                      3.85%                    639,207                      0.44%
  25 - 36 months                           121                      2.74%                    628,884                      0.43%
  37 - 48 months                           119                      2.70%                  1,066,326                      0.74%
  49 - 60 months                           625                     14.17%                  6,396,542                      4.41%
  61 - 72 months                           159                      3.61%                  2,361,986                      1.63%
  73 - 84 months                           977                     22.15%                 14,749,177                     10.17%
  85 - 96 months                            80                      1.81%                  1,721,026                      1.19%
  97 - 108 months                          196                      4.44%                  8,794,718                      6.06%
 109 - 120 months                        1,500                     34.01%                 69,579,159                     47.97%
 121 - 132 months                           70                      1.59%                  3,520,587                      2.43%
 133 - 144 months                           22                      0.50%                  1,556,029                      1.07%
 145 - 156 months                            8                      0.18%                    467,753                      0.32%
 157 - 168 months                           27                      0.61%                  2,637,405                      1.82%
 169 - 180 months                          276                      6.26%                 30,778,317                     21.22%
 181 - 192 months                            1                      0.02%                     90,359                      0.06%
                          ----------------------------------------------------------------------------------------------------------
                                         4,410                    100.00%               $145,054,881                    100.00%
                          ==========================================================================================================


                                           COLLATERAL TYPE DISTRIBUTION

                                                               % OF CONTRACT                                          % OF CONTRACT
                                          NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                                    CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING         BALANCE OUTSTANDING
COLLATERAL TYPE                        CUT-OFF DATE             CUT-OFF DATE         AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
---------------                        ------------             ------------         ------------------          ------------------
Motor Homes                                   2,260                   51.25%            $114,595,284.01                      79.00%
Fifth Wheel                                     915                   20.75%                 18,033,672                      12.43%
Travel Trailer                                1,068                   24.22%                 10,814,711                       7.46%
Other                                           167                    3.79%                  1,611,215                       1.11%
                         -----------------------------------------------------------------------------------------------------------
Total                                         4,410                  100.00%               $145,054,881                     100.00%
                         ===========================================================================================================


                                          DELINQUENCY STATUS DISTRIBUTION

                                                               % OF CONTRACT                                          % OF CONTRACT
                                          NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                                    CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING         BALANCE OUTSTANDING
DELINQUENCY STATUS                     CUT-OFF DATE             CUT-OFF DATE         AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
------------------                     ------------             ------------         ------------------          ------------------
Current, including 1 to 29
    days delinquent                         3,804                   86.26%               $121,831,481                      83.99%
30 to 59 days                                 104                    2.36%                  3,107,455                       2.14%
60 to 89 days                                  43                    0.98%                  1,228,085                       0.85%
90 to 119 days                                 38                    0.86%                  1,317,887                       0.91%
120 to 149 days                                24                    0.54%                    763,007                       0.53%
150 to 179 days                                20                    0.45%                    855,901                       0.59%
180+  days                                    123                    2.79%                  3,793,654                       2.62%
Repossession Status                           254                    5.76%                 12,157,412                       8.38%
                         --------------------------------------------------------------------------------------------------------
                                            4,410                  100.00%               $145,054,881                     100.00%
                         =========================================================================================================

                                      RANGE OF PRINCIPAL BALANCE OUTSTANDING

                                     TOTAL              MINIMUM                       MAXIMUM                     AVERAGE
PRINCIPAL                    BALANCE AS OF        BALANCE AS OF                 BALANCE AS OF               BALANCE AS OF
BALANCE TYPE                  CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE                CUT-OFF DATE
------------                  ------------         ------------                  ------------                ------------
Original                   $192,078,750.20          $4,818.53                   $311,591.80                  $43,555.27
Current                    $145,054,881.48              $0.03                   $278,861.51                  $32,892.26


                                       NEW VS. USED COLLATERAL DISTRIBUTION

                                                  % OF CONTRACT                                             % OF CONTRACT
                                 NUMBER OF       POOL BY NUMBER           AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                           CONTRACTS AS OF   OF CONTRACTS AS OF           BALANCE OUTSTANDING         BALANCE OUTSTANDING
NEW VS. USED                  CUT-OFF DATE         CUT-OFF DATE            AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
------------                  ------------         ------------            ------------------          ------------------
New                                  2,705               61.34%                   $98,948,153                      68.21%
Used                                 1,705               38.66%                    46,106,729                      31.79%
                     -----------------------------------------------------------------------------------------------------
                                     4,410              100.00%                  $145,054,881                     100.00%
                     =====================================================================================================


                                              RANGE OF CREDIT SCORES

                             MINIMUM AS OF        MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE                ORIGINATION DATE     ORIGINATION DATE              ORIGINATION DATE
----------                ----------------     ----------------              ----------------
FICO                                   483                  829                           684
Custom                                 121                  941                           318


                            MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                             MINIMUM AS OF        MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE             CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE
-----------------             ------------         ------------                  ------------
Contract Rate                        0.00%               20.00%                         8.50%
Original Term                    48 months           242 months                    186 months
Current Term                      0 months           187 months                    119 months

